UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2017

TEL OFFSHORE TRUST

(Exact name of registrant as specified in its charter)

Texas	000-6910	76-6004064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 919 Congress Avenue Austin, Texas (Address of principal executive offices)	78701 (Zip Code)

Registrant’s telephone number, including area code:   (512) 236-6599

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2017, in connection with the probate proceeding (the “Probate Proceeding”) involving the  TEL Offshore Trust (the “Trust”) pending before the Probate Court of Travis County, Texas (the “Court”), the individual trustees of the Trust, Gary C. Evans, Jeffrey S. Swanson, and Thomas H. Owen, Jr., and former trustee Daniel O. Conwill IV (collectively, “Individual Trustees”), entered into a Settlement Agreement (the “Settlement Agreement”) among the Individual Trustees and the plaintiffs in the Probate Proceeding, Glenn M. Karisch, attorney ad litem for certain unit holders of the Trust (the “Ad Litem”), RNR Production Land & Cattle Company, Inc., Albert Speisman and Joyce E. Speisman (together with the Ad Litem, the “Plaintiffs”).

A hearing was held on January 20, 2017 before the Court in the Probate Proceeding to consider, among other things, the Ad Litem’s Application to Approve Settlement with Individual Trustees, the Individual Trustees’ Motion for Entry of Final Judgment as to Individual Trustees, and the Individual Trustees’ Motion for Severance of Final Judgment as to Individual Trustees.

At the January 20, 2017 hearing, the Court approved the Settlement Agreement.  A copy of the Order Approving Settlement Agreement, which includes a copy of the Settlement Agreement, is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein.  The Court also signed the Final Judgment as to the Individual Trustees, along with an order severing the Final Judgment as to Individual Trustees, into a separate cause number.  Copies of the Final Judgment as to Individual Trustees and Order Severing Final Judgment as to Individual Trustees are attached to this Current Report on Form 8-K as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated herein.  The Court also granted the Ad Litem’s Motion to Establish the TEL Offshore Trust Qualified Settlement Fund (the “QSF”) and to Appoint Trustee and Administrator.  According to the terms of the Settlement Agreement, within five business days following the date the Final Judgment becomes final and non-appealable, the Individual Trustees (funded by an existing director and officer insurance policy) will pay $2.0 million into the QSF.  The QSF will be used as the Court orders and approves, including the payment of the Plaintiffs’ attorneys’ fees and expenses, the fees and expenses of the administrator of the QSF, and the remainder, if any, distributed to unitholders and/or former unitholders of the Trust according to a procedure to be determined by the Court.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Order Approving Settlement Agreement dated January 20, 2017
99.2	Final Judgment as to Individual Trustees dated January 20, 2017
99.3	Order Severing Final Judgment as to Individual Trustees dated January 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEL Offshore Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: January 27, 2017	By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President and Trust Officer

Exhibit Index

Exhibit Number	Description
99.1	Order Approving Settlement Agreement dated January 20, 2017
99.2	Final Judgment as to Individual Trustees January 20, 2017
99.3	Order Severing Final Judgment as to Individual Trustees January 20, 2017